Exhibit 10.15

Seventh Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

February 22, 2017

This Seventh Amended and Restated Rent Supplement (this “Seventh Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on February 22, 2017, to memorialize supplements to the ERCOT Transmission Lease (as defined below), effective as of January 1, 2017. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the ERCOT Transmission Lease.

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, on December 31, 2016, the Parties executed a Sixth Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2017 (the “Sixth Amended Supplement”);

WHEREAS, the Incremental CapEx for 2016 was different than expected by the Sixth Amended Supplement and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the ERCOT Transmission Lease) and to amend and restate the Sixth Amended Supplement to memorialize the effect of such difference; and

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed by Lessee and will be paid within 30 days after execution hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.The Sixth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.The ERCOT Transmission Lease, except as supplemented by this Seventh Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2014	$ 18,470,677
	2015	$ 22,517,350
	2016 2017	$ 9,050,252* $ 4,553,684**

* Represents the “validated” aggregate amount of 2016 Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the Parties have restated the aggregate amount of 2016 Incremental CapEx placed in service, consisting of (i) the amount of 2016 Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s first 2016 Regulatory Order (“First 2016 CapEx”); (ii) the amount of 2016 Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s second 2016 Regulatory Order (“Second 2016 CapEx”); and (iii) the amount of 2016 Incremental CapEx placed in service throughout the remainder of 2016 (“2016 Stub-Year CapEx”), together with the  weighted average in-service dates of 2016 Incremental CapEx and the effective dates for the first and second 2016 Regulatory Orders. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s

ERCOT Transmission Lease

application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The aggregate amount of 2016 Incremental CapEx has been restated to $9,050,252 with a weighted average in-service date of May 1, 2016.  The aggregate amount of estimated 2016 Incremental CapEx included in the Sixth Amended Supplement was $9,237,495, with a weighted average in-service date of June 1, 2016.  The Parties placed in service an aggregate of $5,178,973 of First 2016 CapEx, which was included in the first 2016 Regulatory Order that became effective on June 13, 2016; an aggregate of $1,386,576 of Second 2016 CapEx, which was included in the second 2016 Regulatory Order that became effective on September 22, 2016; and an aggregate of $2,484,702 of 2016 Stub-Year CapEx, which has not yet been included in a Regulatory Order. The amount of First 2016 CapEx included in the Sixth Amended Supplement was $4,244,655, the amount of Second 2016 CapEx included in the Sixth Amended Supplement was $2,068,871 and the amount of 2016 Stub-Year CapEx included in the Sixth Amended Supplement was $2,905,968. As set forth in the Sixth Amended Supplement, the Parties expected the first 2016 Regulatory Order to be effective on June 1, 2016, the second 2016 Regulatory Order to be effective on October 1, 2016, and the first 2017 Regulatory Order to be effective on March 1, 2017.

** Represents the aggregate amount of Incremental CapEx the Parties expect to be placed in service in 2017. Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Sixth Amended Supplement. Of the 2017 Incremental CapEx, $0 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2017 Regulatory Order (“First 2017 CapEx”), an aggregate of $4,553,684 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2017 Regulatory Order (“Second 2017 CapEx”), and $0 is expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year CapEx”) and to be included in the first 2018 Regulatory Order.  The Parties expect the First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx, collectively, to have a weighted average in-service date of June 1, 2017.  The Parties expect the first 2017 Regulatory Order to be effective on May 1, 2017, the second 2017 Regulatory Order to be effective on March 1, 2018, and the first 2018 Regulatory Order to be effective on June 1, 2018.  The Parties agree that any Rent Validation (within the meaning of the ERCOT Transmission Lease) with respect to First 2017 CapEx, Second 2017 CapEx, or 2017 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the ERCOT Transmission Lease.

Lessee CapEx:
	2014	$ 0
	2015	$ 0
	2016 2017	$ 0 $ 0

Base Rent:
	2014	$ 484,276
	2015	$2,477,452
	2016	$4,601,290#
	2017	$4,780,089##
	2018	$5,016,364###
	2019	$4,916,159
	2020	$4,742,435
	2021	$4,576,851
	2022	$4,414,163

# Represents the “validated” amount of 2016 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the amount of 2016 Base Rent has been restated.  The amount of 2016 Base Rent included in the Sixth Amended Supplement

ERCOT Transmission Lease

was $4,547,412 comprised of 2016 Base Rent payments of (i) $355,151 on the 15th day of each month beginning on March 15, 2016 through August 15, 2016 (with respect to January 2016 through June 2016); (ii) $396,049 on the 15th day of each month beginning on September 15, 2016 through December 15, 2016 (with respect to July 2016 through October 2016), with the increase in monthly Base Rent reflecting First 2016 CapEx and commencing July 1, 2016, which was 30 days after the expected approval of Lessee’s first 2016 Regulatory Order; and (iii) $416,155 on each of January 15, 2017 and February 15, 2017 (with respect to November 2016 and December 2016), with the increase in monthly Base Rent reflecting Second 2016 CapEx and commencing November 1, 2016, which was 30 days after the expected approval of Lessee’s second 2016 Regulatory Order.  The first 2016 Regulatory Order and the second 2016 Regulatory Order were effective June 13, 2016, and September 22, 2016, respectively.  Lessee owes Lessor $53,878 (the difference between the amount set forth as Base Rent above and the aggregate amount of monthly Base Rent set forth in this footnote), in validated Base Rent, and will make the validation payment set forth under “Validation Payment” below within 30 days of the date hereof.

## Lessee will make a monthly 2017 Base Rent payment of $398,341 on the 15th day of each month beginning on March 15, 2017 through June 15, 2017 (with respect to January 2017 through April 2017).  Lessee will then make a 2017 Base Rent payment of $398,341 on the 15th day of each month beginning on July 15, 2017 through February 15, 2018 (with respect to May 2017 through December 2017), with the increase in monthly Base Rent reflecting 2016 Stub-Year CapEx and commencing May 1, 2017, which is the expected date of the approval of Lessee’s first 2017 Regulatory Order.

### Lessee will make a monthly 2018 Base Rent payment of $386,092 on the 15th day of each month beginning on March 15, 2018 through April 15, 2018 (with respect to January 2018 through February 2018).  Lessee will then make a 2018 Base Rent payment of $424,418 on the 15th day of each month beginning on May 15, 2018 through July 15, 2018 (with respect to March 2018 through May 2018), with the increase in monthly Base Rent reflecting Second 2017 CapEx and commencing March 1, 2018, which is 30 days after the expected approval of Lessee’s second 2017 Regulatory Order.  Lessee will then make a 2018 Base Rent payment of $424,418 on the 15th day of each month beginning on August 15, 2018 through February 15, 2019 (with respect to June 2018 through December 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and commencing June 1, 2018, which is the expected date of the approval of Lessee’s first 2018 Regulatory Order.

Percentage Rent Percentages:
	2014	35.8%
	2015	35.1%
	2016	31.1% #
	2017	28.2%
	2018	27.2%
	2019	26.2%
	2020	25.3%
	2021	24.4%
	2022	23.5%

ERCOT Transmission Lease

# Represents the “validated” percentage applicable to 2016 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2016 percentage has been restated.  The 2016 percentage included in the Sixth Amended Supplement was 31.1% (i.e., even though the percentage has not changed it has been “validated” pursuant to this Rent Validation).

Annual Percentage Rent
Breakpoints:
	2014	$ 484,276
	2015	$2,477,452
	2016	$4,664,546#
	2017	$4,804,290*
	2018	$5,016,364**
	2019	$4,916,159
	2020	$4,742,435
	2021	$4,576,851
	2022	$4,414,163

# Represents the “validated” 2016 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2016 Annual Percentage Rent Breakpoint has been restated.  The 2016 Annual Percentage Rent Breakpoint included in the Sixth Amended Supplement was $4,608,413.

* The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order and the second 2017 Regulatory Order, as well as the amount of First 2017 CapEx and Second 2017 CapEx.

** The 2018 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order, the second 2017 Regulatory Order, and the first 2018 Regulatory Order, as well as the amount of First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx.

Revenues Attributable to
Lessee CapEx:
	2014	$ 0
	2015	$ 0
	2016	$ 0
	2017	$ 0
	2018	$ 0
	2019	$ 0
	2020	$ 0
	2021	$ 0
	2022	$ 0

ERCOT Transmission Lease

Validation Payment:  As a result of the validation described above, pursuant to Section 3.2(c) of the ERCOT Transmission Lease, Lessee will pay Lessor $36,806, within 30 days following execution hereof, of which $53,878 is attributable to validated Base Rent and $(17,072) is attributable to the validation of Percentage Rent.

ERCOT Transmission Rate

Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
between November 1, 2015 and June 13, 2016: 3.6%
between June 13, 2016 and September 22, 2016: 4.1%
between September 23, 2016 and April 30, 2017: 3.6%
between May 1, 2017 and February 28, 2018: 3.6%
starting March 1, 2018: 3.6%

Term of Rent Supplement:	Expires 12/31/22

ERCOT Transmission Lease

The Parties have executed this Seventh Amended Supplement to the ERCOT Transmission Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

ERCOT Transmission Lease